UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2026

FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)

281	949-2500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 4, 2026, Forum Energy Technologies, Inc. (“Forum”) entered into an amendment (the “Credit Agreement Amendment”) to the Third Amended and Restated Credit Agreement, dated as of October 30, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among Forum, as borrower, the other borrowers party thereto, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.
Pursuant to the Credit Agreement Amendment, the Credit Agreement will, upon satisfaction of conditions precedent specified therein, be modified to, among other changes, (i) extend the scheduled maturity date from September 8, 2028 to February 4, 2031, (ii) revise the interest rate margin over SOFR applicable to outstanding loans, previously ranging from 2.25% to 2.75% determined based on Forum’s total net leverage ratio, to instead range from 2.00% to 2.50%, determined based on excess availability under the Credit Agreement and (iii) increase the U.S. letter of credit sublimit from $70 million to $100 million. The Canadian letter of credit sublimit remains at $10 million.
The foregoing description of the Credit Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
10.1
Amendment No. 7 to Third Amended and Restated Credit Agreement, dated February 4, 2026, by and among Forum Energy Technologies, Inc., Forum Canada ULC, GT Coiled Tubing of Canada ULC, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2026	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary